UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

 Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

 (441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of $0.18 each	SIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On April 25, 2023, Signet Jewelers Limited (“Signet” or the “Company”), through its subsidiary Sterling Jewelers Inc. (“Sterling”), entered into a Third Amendment to the Amended and Restated Credit Card Program Agreement (“Sterling Amendment”) with Comenity Bank, which amends the Amended and Restated Credit Card Program Agreement entered into by and between Sterling and Comenity Bank on May 14, 2021 (“Sterling Program Agreement”). In addition, on April 25, 2023, the Company, through its subsidiary Zale Delaware, Inc. (“Zale”), entered into a Third Amendment to the Amended and Restated Private Label Credit Card Program Agreement (“Zale Amendment” and together with the Sterling Amendment, each an “Amendment” and collectively the “Amendments”) with Comenity Capital Bank (“Comenity Capital”), which amends the Amended and Restated Private Label Credit Card Program Agreement entered into by and between Zale and Comenity Capital on May 14, 2021 (“Zale Program Agreement” and together with the Sterling Program Agreement, the “Program Agreements”).

The Amendments, among other matters, extended the terms of the Program Agreements from December 31, 2025 to December 31, 2028, unless terminated earlier by either party pursuant to the applicable Program Agreement and provided for certain changes to the manner in which account terms are determined throughout the term.

This description is a summary and does not purport to be a complete description of the Amendments. It is qualified in its entirety by the full text of the Amendments, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporate into this Item 1.01 by reference.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description of Exhibit
10.1#	Third Amendment to Amended and Restated Credit Card Program Agreement by and between Sterling Jewelers Inc. and Comenity Bank, dated April 25, 2023.

10.2#	Third Amendment to Amended and Restated Private Label Credit Card Program Agreement, by and between Zale Delaware, Inc. and Comenity Capital Bank, dated April 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNET JEWELERS LIMITED

Date:	May 1, 2023	By:	/s/ Joan Hilson
		Name:	Joan Hilson
		Title:	Chief Financial, Strategy & Services Officer